ASSIGNMENT, CONSENT AND SUBORDINATION

REGARDING MANAGEMENT AGREEMENT

THIS ASSIGNMENT, CONSENT AND SUBORDINATION REGARDING MANAGEMENT AGREEMENT (this “Assignment”) dated as of the ________ day of ______________, 2014;

WITNESSETH:

WHEREAS, HARTMAN COOPER STREET PLAZA, LLC, a Texas limited liability company (“Owner”), and HARTMAN INCOME REIT MANAGEMENT, INC., a Texas corporation (“Manager”), have entered into a certain Real Property Management Agreement (the “Agreement”) dated March 26, 2012, covering the management of the property set out in Exhibit “A” attached hereto and incorporated herein by this reference (“Premises”);

WHEREAS, SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation (“Lender”), is making a loan to Owner in the amount of $8,400,000.00 (“Loan”) which Loan is evidenced by a Promissory Note in the aforesaid amount secured by (without limitation) a first priority Deed of Trust, Security Agreement, Financing Statement and Fixture Filing (“Mortgage”) and Assignment of Rents and Leases encumbering the Premises;

WHEREAS, to secure the Loan, Owner has agreed to assign to Lender all of Owner’s rights and interest in, to and under the Agreement; and

WHEREAS, to make the Loan to Owner, Lender has required that Manager consent to this Assignment and subordinate the Agreement to the lien of the Mortgage.

NOW, THEREFORE, KNOW ALL PEOPLE BY THESE PRESENTS:  That the undersigned, for valuable consideration, and to induce Lender to close the Loan, expressly agrees as follows:

1.

Assignment of Agreement.  Owner, as security for the Loan, hereby assigns to Lender all of Owner’s right, title and interest in and to the Agreement.

2.

Acknowledgment.  Manager represents and warrants to Lender that, to the best of Manager’s knowledge, the Agreement is currently in full force and effect, and no event of default or default on the part of either Manager or Owner exists.

3.

Consent.  Manager consents to and acquiesces in the assignment of the Agreement to Lender.

4.

Subordination.  Manager agrees that the Agreement and all rights and duties thereunder shall be and remain and are hereby expressly made SUBORDINATE AND INFERIOR to the Mortgage and also agrees that the Mortgage shall be and remain PRIOR AND SUPERIOR to the Agreement and to all of the rights of the Manager thereunder regardless of how often or in what manner the Loan, together with the lien or liens securing the same, may be renewed, extended, changed or altered.

5.

Succession to Ownership.  Manager agrees that if Lender should succeed to the interest of Owner in and to the Premises, or any portion thereof which is subject to the Agreement, by means of foreclosure pursuant to the exercise of the power of sale contained in the Mortgage, judicial foreclosure, or conveyance in lieu of foreclosure, then, at the option and in the discretion of Lender exercised by written notice to Manager, either: (a) the Agreement shall be terminated; or (b) the Agreement shall remain in full force and effect, and Lender shall have the right to enforce the rights of the Owner under the Agreement, and to otherwise assume the rights and interests of Owner in, to and under the Agreement.  In the event Lender elects the option specified in clause (b) of the immediately preceding sentence, then Manager will perform its duties and obligations for Lender under the Agreement in accordance with the terms and provisions of the Agreement, and the Agreement shall continue in full force and effect as a direct agreement between Lender and Manager with the same force and effect as if Lender were originally named there as the Owner, and Manager and Lender shall be bound to each other under the terms, covenants and provisions of the Agreement; provided, however, that (i) Lender shall not be liable for any act, omission or obligation of Owner under the Agreement, or for any matter arising under the Agreement prior to the date Lender succeeds to the interest of Owner in and to the Premises and takes possession of the Premises; (ii) Lender shall not be responsible for the payment of any fees which are due and payable to Manager under the Agreement, for, during or with respect to any period of time prior to the date Lender succeeds to the interest of Owner in and to the Premises; (iii) Lender shall not be subject to any claims, offsets or defenses which Manager may have against Owner; (iv) Lender shall not be bound by any amendment to or modification of the Agreement made without the written consent of Lender; (v) Lender shall have no obligation to repair or restore all or any portion of the Premises in the event of damage or destruction to, or condemnation of, any portion of the Premises or any component thereof; and (vi) Lender shall have no personal liability to Manager for any of the duties and obligations of the Manager under the Agreement, the liability of Lender for the performance of such duties and obligations being limited solely to Lender’s interest in the Premises.  Furthermore, in the event Lender terminates the Agreement pursuant to this paragraph 5, Lender shall not be liable to Manager for any damages of any sort or any termination fees, reimbursements or liquidated damages pursuant to the Agreement.

6.

Transition.  In the event Lender terminates the Agreement pursuant to paragraph 5, above, then, in order to ensure an orderly transition of management of the Premises, Manager agrees as follows:

(a)

Following Manager’s receipt of notice from Lender that Lender is terminating the Agreement, on the date of termination specified in such notice (or as soon thereafter as circumstances permit), Manager shall surrender and turn over to Lender all accounts, receipts and funds of Owner pertaining to the Premises, including, without limitation, all operating accounts, reserve accounts, debt service accounts, income accounts, payroll accounts (other than to the extent of existing obligations of Manager to employees), and all other bank accounts, receipts or deposits of every kind or nature.

(b)

Manager shall deliver to Lender all information in the possession, custody or control of Manager relating to the occupancy, leasing and operation of the Premises.

7.

Amendments and Assignments.  Without the prior written consent of Lender, Manager shall not modify or amend the Agreement, consent to any mutual termination of the Agreement by Owner and Manager, or transfer or assign any of Manager’s rights and interests under the Agreement.

8.

Default of Owner.  Manager shall transmit to Lender a copy of any notice or statement of default under the Agreement transmitted to Owner by Manager, and in the event Owner shall fail to cure any such default within any applicable cure period provided in the Agreement, Manager shall not terminate the Agreement on account of such default unless and until Manager shall have given Lender written notice of Owner’s failure to cure such default and afforded Lender thirty (30) days from its receipt of such notice, within which time Lender shall have the right,  but not the obligation, to cure such default; provided, however, that if the default is of such a nature that more than thirty (30) days are required to cure such default, then Lender shall be afforded a reasonable time to cure such default provided that Lender undertakes promptly to cure such default and thereafter diligently continues such cure to completion; provided, further, however, that Lender shall have no obligation to cure any such default.  The provisions of this paragraph shall apply only to defaults, or events or circumstances which would constitute defaults, occurring prior to the date on which Lender succeeds to the interest of Owner in and to the Premises, and from and after such date, the provisions of the Agreement shall govern the giving of notice to, and curing of defaults by, Lender.

9.

Governing Law.  This Assignment shall be governed by, and construed, interpreted and enforced in accordance with the laws of the state in which the Premises are located.

10.

Successor and Assigns.  This Assignment shall be binding upon Manager and its successor, legal representatives and assigns and shall inure to the benefit of Lender and its successors, legal representatives and assigns (including any person or entity which succeeds to the interest of Lender in and to the Mortgage).  Notwithstanding any provision of the Agreement to the contrary, in the event Lender transfers and conveys its interest in the Premises, Lender (without the consent of Manager) may transfer and assign its right, title and interest in and to the Agreement to the transferee of the Premises, and upon such transfer and assignment, any obligations and liabilities of Lender under the Agreement shall terminate and shall thereafter be the responsibility of such transferee, and such transferee shall thereafter be subject to all transfer restrictions contained in the Agreement.

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IN WITNESS WHEREOF, Manager and Borrower have caused this Assignment to be executed as of the day and year first above written.

MANAGER:

HARTMAN INCOME REIT MANAGEMENT, INC., a Texas corporation

By:

Allen R. Hartman, President

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OWNER:

HARTMAN COOPER STREET PLAZA, LLC, a Texas limited liability company
By: Hartman Income REIT Management, Inc., a Texas corporation, Manager By: Allen R. Hartman, President

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EXHIBIT A

LEGAL DESCRIPTION

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